Exhibit 10.1

Form of FIRST AMENDMENT

To

DEVELOPMENT AND LICENSE AGREEMENT

This FIRST AMENDMENT TO DEVELOPMENT AND LICENSE AGREEMENT (“First Amendment”) is entered and made effective as the date of last signature (the “First Amendment Effective Date”), by and between:

(a)	Northstrive Biosciences Inc., f/k/a Elevai Biosciences, Inc. (a subsidiary of PMGC Holdings, Inc. f/k/a Elevai Labs, Inc.), with an office at [***] (“NorthStrive”); and

(b)	Yuva Biosciences, Inc., a Delaware corporation with its principal office at [***] (“YuvaBio”) (hereunder referred to jointly as the “Parties” or individually as a “Party”).

WHEREAS, NorthStrive and YuvaBio entered into that certain Development and License Agreement dated April 9, 2025 (the “Original Agreement”);

WHEREAS, the Parties completed activities contemplated under the AI Development Program (“AIDP”) identified in the Original Agreement;

WHEREAS, the Parties identified four compounds, listed as [***], [***], [***], and [***] (the “Validated Compounds”) in Exhibit C, following the completion of the final AIDP Phase III as set forth in the Phase III Results Report dated June 22, 2026;

WHEREAS, the Parties desire to further develop the Validated Compounds via an Expansion Program, as described in Exhibit C attached hereto and incorporated into the Original Agreement;

WHEREAS, NorthStrive and YuvaBio now wish to amend the Original Agreement as set forth in this First Amendment.

NOW THEREFORE, in consideration of the mutual covenants of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	All capitalized terms used, but not otherwise defined, in this First Amendment shall have the same meaning given to them in the Original Agreement. All references to “Agreement” in the Original Agreement and this First Amendment are deemed to include this First Amendment.

2.	Section 1.2 (AI Development Program) of the Original Agreement is hereby amended and restated in its entirety to state the following:

1.2 “AI Development Program” or “AIDP” means the activities that are conducted by YuvaBio under this Agreement in accordance with the Development Plan outlined in Exhibit A. The AIDP will involve conducting AI activities in three phases (Phase I, Phase II, and Phase III, as set forth in Appendix A) using YuvaBio’s proprietary methodologies and systems (“AI Activities”). Specifically, Phase I employs AI Activities to assess therapeutic potential but does not identify specific compounds; Phase II utilizes AI Activities to virtually screen and identify a defined list of candidate compounds predicted to have certain desired effects; and Phase III focuses exclusively on biological validation of compounds. Any development beyond the completed Phase III of the AIDP as described herein shall be known as the “Expansion Program,” which shall constitute AI Activities under the AIDP. The Expansion Program is a three (3)-phase program, consisting of Expansion Phase I, Expansion Phase II, and Expansion Phase III, designed to develop any biologically validated compounds resulting from the AIDP. The Expansion Program includes activities conducted by YuvaBio in accordance with the Expansion Development Plan outlined in Exhibit C.

3.	Section 1.14 (Northstrive Field of Use or Northstrive FOU) of the Original Agreement is hereby amended and restated in its entirety to state the following:

1.14 “Northstrive Field of Use” or “Northstrive FOU” means “Cardiac Diseases” and “Obesity”. Cardiac Diseases are diseases primarily targeting cardiac pathology and specifically excluded diseases with secondary cardiac involvement. Obesity is both the disease named obesity as well as the condition of excess body fat or increased Body Mass Index (“BMI”) to the point determined by relevant health organizations.

4.	The following Sections 1.22 (AI Results) and 1.23 (YuvaBio Platform Technology) are hereby added to Section 1 (Definitions) of the Original Agreement:

1.22 “AI Results” means the final list of up to four compounds identified and recommended by YuvaBio which demonstrate biological activity in upregulating ANT in the lab and the raw data with respect to those compounds.

1.23 “YuvaBio Platform Technology” means all technology, materials, information, data, know-how and Intellectual Property Rights owned, controlled, developed or used by or on behalf of YuvaBio that constitute, relate to, enable, support or improve YuvaBio’s general discovery, screening, validation or mitochondrial biology platforms, including:

(a) MitoNova™, and all software, source code, object code, algorithms, workflows, computational methods, model architectures, model parameters, model weights, prompts, pipelines, interfaces and documentation relating thereto;

(b) all artificial intelligence, machine-learning, statistical, cheminformatics, bioinformatics, docking, pose-prediction and other computational models and methods;

(c) all training, validation, benchmarking and testing data and datasets, including YuvaBio’s internally generated mitochondrial biogenesis promoter data, the Expansion Program’s screening data, and other proprietary datasets;

(d) the Mitochondrial Biogenesis Panel, including its composition, selection and arrangement of markers, assay methods, interpretation methods, validation criteria, reference data and associated know-how;

(e) all assay platforms, screening platforms, databases, mechanistic findings, libraries, laboratory methods, analytical methods, research tools, workflows, processes and generalizable scientific or technical know-how of YuvaBio; and

(f) all modifications, improvements, enhancements, derivatives and developments of any of the foregoing, whether created before, during or after the Expansion Program.

5.	The title of Section 2 (AI Development Program) of the Original Agreement is hereby amended and restated in its entirety to state the following:

2. AI DEVELOPMENT PROGRAM AND EXPANSION PROGRAM

6.	Section 2.1 (AI Development Program) of the Original Agreement is hereby amended and restated in its entirety to state the following:

2.1 AI Development Program and Expansion Program. Subject to the terms and conditions set forth herein, Northstrive and YuvaBio agree to work jointly and diligently with each other toward the objectives of the AI Development Plan outlined in Exhibit A. Subject to the terms and conditions set forth herein, Northstrive and YuvaBio agree to work jointly and diligently with each other toward the objectives of the Expansion Program outlined in Exhibit C, provided that the Expansion Program shall be conducted by YuvaBio in accordance with Exhibit C. Each of Section 2.2 (Change Orders), Section 2.3 (Coordination), Section 2.4 (Project Managers and Program Management), Section 2.6 (Press Releases and Publications), Section 2.7 (Acknowledgement of YuvaBio Licensed Technology in Licensed Northstrive FOU Products), and Section 2.8 (Compliance with 35 U.S.C. § 287) of the Original Agreement are hereby amended to include a sentence providing:

Notwithstanding anything to the contrary herein, the obligations and requirements set forth in this Section shall apply to the Expansion Program.

7.	The following Section 2.5(b) (Consideration and Payments for Expansion Program) is hereby added to Section 2 (AI Development Program) of the Original Agreement:

2.5(b) Consideration and Payments for Expansion Program. In consideration for the Expansion Program, Northstrive agrees to pay YuvaBio fixed, non-refundable fees totaling [***] ([***]), inclusive of all personnel, laboratory, reagent, consumable, instrument, and analytical costs, on the following schedule:

i. Fifty Percent (50%) in the amount of [***] ([***]), invoiced upon signing of this First Amendment and due upon invoicing;

ii. Twenty-Five Percent (25%) in the amount of [***] [***]), invoiced upon YuvaBio’s written notice of completion of Expansion Phase II and due upon invoicing; and

iii. Twenty-Five Percent (25%) in the amount of [***] ([***]), invoiced upon YuvaBio’s written notice of completion of Expansion Phase III and due upon invoicing.

8.	Section 3.3 (Developed Technologies) of the Original Agreement is hereby amended and restated in its entirety to state the following:

3.3 Developed Technology. Excluding the Northstrive Background IP, the YuvaBio Platform Technology, and the YuvaBio Background IP, all Intellectual Property Rights made and/or developed under this Agreement will be subject to the following provisions, regardless of inventorship:

(a) YuvaBio Sole Foreground IP. YuvaBio shall solely own all right, title and interest in and to the following (along with any Intellectual Property Rights thereto) developed under this Agreement without regard to inventorship (collectively, YuvaBio Sole Foreground IP”):

i. all methods, techniques, and processes for using artificial intelligence to discover drug targets and drug candidates, including as related to the AI Activities and all software code developed;

ii. all results of Phase II and Phase III of the AIDP, including the AI Results; and

iii. the results of the Expansion Program outside of the Northstrive FOU, or any YuvaBio Platform Technology.

(b) Northstrive Product IP. Subject to YuvaBio’s rights under Section 3.3(a), Northstrive shall solely own all right, title and interest in and to

i. the Phase I results;

ii. the results of the Expansion Program within the Northstrive FOU, including but not limited to the deliverables from the Expansion Program, so long as those results are within the Northstrive FOU; and

iii. any Intellectual Property Rights created by or on behalf of Northstrive that are specifically directed toward the development, manufacture, clinical and therapeutic use, and commercialization of any Licensed Northstrive FOU Products (“Northstrive Product IP”). Northstrive Product IP does not include any YuvaBio Sole Foreground IP.

9.	Section 3.5 (License Grants) of the Original Agreement is hereby amended and restated in its entirety to state the following:

3.5 License Grants

(a) Subject to the terms of this Agreement, including Northstrive’s payment obligations under Sections 2.5 and 4, YuvaBio and its Affiliates hereby grant to Northstrive a worldwide license with the right to grant sublicenses through multiple tiers, to the YuvaBio Licensed Technology, such as is required for Northstrive to be able to exploit, use, commercialize, manufacture, or market any Licensed Northstrive FOU Products. For the avoidance of doubt, Northstrive shall have no rights (express or implied, exclusive or nonexclusive) outside the Northstrive Field of Use. For further clarity, the license granted in this Section 3.5 extends only to the YuvaBio Licensed Technology and does not include, and Northstrive receives no right, title, interest, or license (express or implied) in or to, the YuvaBio Platform Technology, which is retained solely by YuvaBio in accordance with Section 3.3. No right or license to the YuvaBio Platform Technology shall arise by implication, estoppel, course of conduct, or as necessary to exploit the Licensed Northstrive FOU Products.

(b) During the Term of this Agreement and for one (1) year following completion of Phase III, YuvaBio hereby grants to Northstrive a right of first refusal (“ROFR”) to negotiate an exclusive license for any field of use outside of the Northstrive Field of Use which is within the Expanded Field of Use. The “Expanded Field of Use” is defined as any cardiometabolic disease and explicitly excludes ovarian-related diseases, neurodegenerative diseases and disorders and any conditions related to the skin and the hair. Prior to entering into any agreement or transaction with any third party regarding such indications, YuvaBio shall provide Northstrive with written notice of the proposed terms (“ROFR Notice”). Northstrive shall have fifteen (15) days from the receipt of the ROFR Notice to elect to negotiate an exclusive license with YuvaBio on terms substantially similar to those contained in the ROFR Notice. If Northstrive does not exercise this ROFR within the fifteen (15) day period or elects not to negotiate an exclusive license, YuvaBio shall be free to negotiate and enter into agreements with third parties on terms no less favorable than those offered to Northstrive. If YuvaBio offers more favorable terms to a third party, Northstrive must be given an opportunity to match those terms before any final agreement is executed with said third party. Any dispute arising out of this Section 3.5(b) shall be resolved under the Expedited Procedure set forth in Section 8.7.

10.	For the avoidance of doubt, each of the four Validated Compounds ([***], [***], [***], and [***]) identified in Exhibit C is a compound within the AI Results for all purposes of the Original Agreement, including Sections 1.11, 3.3, 4.1, and 4.5, and any compound nominated as a lead compound or backup compound under the Expansion Program is likewise a compound within the AI Results.

11.	Notwithstanding Section 5.3 of the Original Agreement, if NorthStrive terminates this Agreement for convenience on or after the First Amendment Effective Date and prior to completion of the Expansion Program, the full amount of the fees set forth in Section 2.5(b), being [***] ([***]), less any such fees already paid to YuvaBio, shall be immediately due and payable to YuvaBio, in addition to any other amounts payable under Section 5.3. Such fees are fixed and non-refundable and are not subject to reduction by reason of the Early Termination Fee.

12.	Except as expressly amended by this First Amendment, all terms and conditions of the Original Agreement remain in full force and effect and are hereby ratified and confirmed. In the event of any conflict between this First Amendment (including Exhibit C) and the Original Agreement, this First Amendment controls solely with respect to the Expansion Program. This First Amendment is governed by, and the Parties’ rights and remedies (including dispute resolution under Sections 8.5–8.7) are as set forth in, the Original Agreement.

13.	This First Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. In addition, signatures affixed and transmitted electronically will be effective in all respects and treated the same as original hand-written signatures placed on hard copies.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this First Amendment and cause it to be effective as of the First Amendment Effective Date.

NORTHSTRIVE BIOSCIENCES, INC.		YUVA BIOSCIENCES, INC.

By:	/s/ Graydon Bensler	By:	/s/ Greg Schmergel
Print Name:	Graydon Bensler	Print Name:	Greg Schmergel
Title:	CEO	Title:	Chairman
Date:	8/27/2026	Date:	8/27/2026

EXHIBIT C

EXPANSION DEVELOPMENT PLAN (Confidential)

The Expansion Program is a three-phase (I, II, and III) program that builds directly upon the four compounds confirmed in the initial Phase III. Each expansion phase is designed to progressively de-risk the selected compounds, moving from assay development and qualification, to confirmation in mature muscle, to functional and mechanistic validation, while narrowing the compound set.

Validated Compounds

ID	Compound Name
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

Technology Summary

The Expansion Program uses three core components:

[***]

[***]

[***]

Expansion Phase I

Assay Development and Optimization

[***]

Scope-of-Work:

●	[***]

●	[***]

●	[***]

●	[***]

●	[***]

●	[***]

●	[***]

[***]

Expansion Phase II

Confirmation of Validated Compounds in Mature Muscle to Identify a Lead Set

[***]

Scope-of-Work:

●	[***]

●	[***]

[***]

Expansion Phase III

Marker Expansion, Mitochondrial Biogenesis Panel, & Functional Readout

[***]

Scope-of-Work:

●	[***]

●	[***]

●	[***]

●	[***]

[***]

1.	Research Nature; No Guaranteed Outcome

The Parties acknowledge that the Expansion Program consists of experimental scientific research and development activities, the results of which are inherently uncertain.

YuvaBio shall perform the Expansion Program:

(a) using commercially reasonable efforts;

(b) in a professional and workmanlike manner; and

(c) substantially in accordance with the scope of work set forth in Exhibit C.

Except as expressly stated above, YuvaBio does not represent, warrant or guarantee that the Expansion Program will:

(i) produce positive, reproducible, statistically significant or commercially useful results;

(ii) confirm biological activity for any Validated Compound;

(iii) identify or validate any particular target, marker, mechanism of action or pathway;

(iv) result in a qualified assay, validated reagent or successful functional readout where scientifically or technically infeasible despite commercially reasonable efforts;

(v) result in the nomination of a lead compound or backup compound;

(vi) establish the safety, efficacy, patentability, freedom to operate, manufacturability, regulatory acceptability or commercial viability of any compound or product; or

(vii) support any particular regulatory filing, clinical trial or commercial product.

Negative, inconclusive, non-reproducible or null results shall constitute valid Expansion Program results and shall not, by themselves, constitute a failure by YuvaBio to perform its obligations.

If no compound satisfies the applicable pre-specified scientific criteria, YuvaBio may complete the applicable Expansion Phase by delivering a report describing the work performed, the resulting data and its scientific conclusions, including a recommendation that no compound advance.

If fewer than two compounds are scientifically supportable as a lead and backup, YuvaBio shall have no obligation to nominate an unsupported lead or backup compound. In that event, YuvaBio shall deliver its scientifically supported recommendation, which may consist of one lead compound, no backup compound or no nominated compound.

An Expansion Phase shall be deemed completed upon YuvaBio’s substantial performance of the applicable scope of work and delivery of the applicable report, data or other deliverables specified in Exhibit C. Completion shall not be conditioned on Northstrive’s acceptance, approval of the results or achievement of any particular scientific outcome.

Any material repetition of completed experiments, expansion of the number of compounds, markers, doses, timepoints, replicates or assay formats, or materially additional assay-development or troubleshooting work beyond the scope reasonably contemplated by Exhibit C shall require a mutually executed Change Order, including any corresponding adjustment to fees and timeline.

SCHEDULE 1 — PROJECT TIMELINE (ESTIMATE)

The Expansion Program is estimated to span approximately [***]weeks of laboratory work, conducted by YuvaBio, beginning with assay development (Expansion Phase I) and executed sequentially thereafter. Project progress will be shared through a monthly project update meeting (at a minimum).

Expansion Phase	Key Activities	Deliverables	Est. Weeks
Phase I	[***]	[***]	[***]
Phase II	[***]	[***]	[***]
Phase III	[***]	[***]	[***]
Total			[***]

SCHEDULE 2 — PROPOSED BUDGET

The Expansion Program is conducted by YuvaBio. Consideration consists solely of fixed, non-refundable YuvaBio fees, which are inclusive of all personnel, laboratory, reagent, consumable, instrument, and analytical costs required to perform the Scope of Work set forth in this Exhibit C.

Expansion Phase	Scope Costs
Phase I	[***]
Phase II	[***]
Phase III	[***]
Total	[***]

Payment Schedule

[***]